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                             AMENDMENT NUMBER ONE
                                    TO THE
                 1993 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                                      OF
                                 FOSSIL, INC.


     The following Amendment to the 1993 Nonemployee Director Stock Option Plan of Fossil, Inc. (the "Plan"), as authorized by the Board of Directors of Fossil, Inc. (the "Company"), is adopted as of the effective date specified herein:

     Notwithstanding the provisions of paragraph 13 of the Plan, grants of Options under the Plan commencing on January 1, 1999, shall not be adjusted for the 3-for-2 split of the Common Stock of the Company effected as a stock dividend on April 8, 1998 to all stockholders of record on March 25, 1998.

     All other terms and conditions of the Plan shall remain in full force and effect.

     This amendment shall become effective as of December 31, 1998


     Fossil, Inc.


     By:
         ------------------------------------
         Tom Kartsotis
         Chairman and Chief Executive Officer